                                                                   Exhibit 10.17





                           KORN/FERRY INTERNATIONAL,
                           A California corporation




                          STOCK REPURCHASE AGREEMENT

                          STOCK REPURCHASE AGREEMENT

     THIS STOCK REPURCHASE AGREEMENT (the "Agreement") is entered into as of December 1, 1997 by and between KORN/FERRY INTERNATIONAL, a California corporation (the "Company"), and MAN JIT SINGH, an individual (the "Shareholder").

                                   RECITALS

     A. The Company is a corporation duly organized and existing under the laws of the State of California.

     B. The Shareholder and the Company have entered into a certain KFI/Singh Agreement dated as of the date hereof (the "KFI/Singh Agreement"), pursuant to which the Shareholder will acquire certain shares of the common stock of the Company (the "Shares"), subject to the terms and conditions set forth therein.

     C. The Shareholder and Company desire to set forth the terms and conditions under which the Company will repurchase the Shares.

     NOW, THEREFORE, in consideration of the foregoing and in consideration of the mutual promises set forth below, the parties hereto agree as follows:

     1.   DEFINITIONS. For all purposes of this Agreement, the following
          -----------
definitions apply:


          "Action Or Proceeding" means any and all claims, suits, actions, notices, inquiries, proceedings, hearings, arbitrations or other similar proceedings, including appeals and petitions therefrom, whether formal or informal, governmental or non-governmental, or civil or criminal.

          "Alternative Repurchase Price" means the Per Share Book Value of such Share as of the end of the Fiscal Year immediately preceding such sale or purchase.

          "Attorneys' And Other Fees" means attorneys' fees, accountants' fees, fees of other professionals, witness fees (including experts engaged by the parties, but excluding shareholders, officers, employees or partners of the parties), and any and all other similar fees incurred in the prosecution or defense of an Action Or Proceeding.

          "Basic Repurchase Price" means, for purposes of determining the price at which a Share will be reacquired by the Company pursuant to this Agreement, Ten Dollars and Forty Cents ($10.40) per Share.

          "Costs And Expenses" means the cost to take depositions, the cost to arbitrate a dispute, if applicable, and the costs and expenses of travel and lodging incurred with respect to an Action Or Proceeding.

          "Fiscal Year" means the fiscal year of the Company, which begins each May 1 and ends each April 30.

          "IPO" means an initial public offering of equity securities by the Company pursuant to an effective registration statement filed under the Securities Act of 1933, as amended.

          "Per Share Book Value" means the book value of a Share, as determined in accordance with generally accepted accounting principals applied in accordance with the usual accounting practices of the Company.

          "Prevailing Party" means the party who is determined to prevail by the court after its consideration of all damages and equities in an Action Or Proceeding, whether or not the Action Or Proceeding proceeds to final judgement. The court shall retain the discretion to determine that no party is the Prevailing Party in which case no party shall be entitled to recover its Costs And Expenses.

          "Purchase Note" means that certain promissory note executed by Shareholder in favor of the Company pursuant to the KFI/Singh Agreement which was delivered by Shareholder to Company in payment for the Shares purchased pursuant to the KFI/Singh Agreement.

          "Shares" means the shares of the Company common stock now held or hereafter acquired by Shareholder in the future, including without limitation the "Singh Shares" referred to in the KFI/Singh Agreement.

          "Triggering Event" means any termination of Shareholder's employment with the Company (for any reason whatsoever, whether for cause or without cause or by reason of death or disability, by the Shareholder or by the Company, or whether such employment is automatically terminated upon the termination of Shareholder's employment with Korn/Ferry International Futurestep, Inc.).

     2.   COMPLIANCE WITH AGREEMENT. Except as expressly set forth herein, the
          ------------------------
Shareholder shall not sell, transfer, hypothecate, pledge or otherwise dispose of the Shares or any interest therein held by Shareholder (a "Transfer") without the prior written consent of the Company. Any purported Transfer not in compliance with the terms and conditions of this Agreement shall be void and of no force and effect. If the Shares are Transferred, in whole or in part, voluntarily or involuntarily, by operation of law or otherwise, by reason of insolvency or bankruptcy of the Shareholder, or otherwise in violation of the provisions of this Agreement, the recipient of any Shares shall not be registered on the books of the Company and shall not be recognized as the holder of the Shares by the Company and shall not acquire any voting, dividend or other rights in respect thereof.

     3.   INVESTMENT INTENT. The Shareholder hereby represents and warrants to
          -----------------
the Company that the Shareholder's purchase of the Shares has been made for his or her own account, for investment purposes only and not with a view to distribution or resale of the Shares. The Shares have not been, and will not be, registered under the Securities Act of 1933, as amended, or the securities laws of any state. The Shareholder may not sell the Shares unless they have been so registered or unless, in the opinion of counsel satisfactory to the Company, such registration is not required.

          4.   RESTRICTION ON CERTIFICATES. The Shareholder understands and
               ---------------------------
agrees that the certificate(s) issued to him or her representing the Shares:

               (a)  Shall contain the following legend:

     "TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY REQUIRE REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND THIS CERTIFICATE MAY NOT BE TRANSFERRED WITHOUT EVIDENCE OF SUCH REGISTRATION OR OF AN EXEMPTION FROM THE REGISTRATION REQUIREMENT OF THE ACT. THE RIGHT TO SELL, TRANSFER OR OTHERWISE DISPOSE OF OR PLEDGE THE SHARES REPRESENTED BY THIS CERTIFICATE IS PROHIBITED BY THE TERMS OF A STOCK REPURCHASE AGREEMENT. A COPY OF SUCH AGREEMENT IS ON FILE AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS."

               (b) May contain additional legends as required by state securities laws.

               (c) Shall contain the following legend, if the Shareholder is not a U.S. Person, as defined in the Act and Regulation S promulgated thereunder/

     "THE TRANSFER OF THESE SECURITIES IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED."

          5.   POSSESSION OF CERTIFICATES.  The Company shall hold the
               --------------------------
certificates evidencing the Shares as custodian to protect its interests hereunder. In furtherance thereof, Shareholder shall execute and deliver to the Company an assignment in blank in the form of Exhibit A hereto, for the transfer of such certificates. The Company will deliver to Shareholder a receipt for such Shares in the form of Exhibit B hereto.

          6.   REPURCHASE OF SHARES BY COMPANY; CANCELLATION OF PURCHASE NOTE.
               --------------------------------------------------------------

               (a) If a Triggering Event occurs prior to June 1, 2001 and as of the date of such Triggering Event an IPO has not been completed, then:

                    (i) The Shareholder shall sell and the Company shall purchase that percentage of the Shares indicated below opposite the applicable date at a price per share equal to the Basic Repurchase Price:

          Triggering Event Occurs            Percentage of Shares Repurchased
          -----------------------            --------------------------------
          Prior to 5/31/99                                100%
          6/01/99 to 5/31/00                              66 2/3%
          6/01/00 to 5/31/01                              33 1/3%
          After 6/01/01                                   0%

                    (ii) The Shareholder shall sell and the Company shall purchase all of the remaining Shares then owned by the Shareholder at a price per share equal to the Alternative Repurchase Price.

                    (iii) All sums payable by the Company to Shareholder as part of the purchase price for Shares pursuant to Section 6(a)(i) shall be retained by the Company and applied to the repayment of principal payable under the Purchase Note, and the remaining outstanding balance of principal, if any, due under the Purchase Note, plus all accrued and unpaid interest thereunder shall be forgiven, canceled and discharged.

               (b) If a Triggering Event occurs on or after June 1, 2001 and as of the date of such Triggering Event an IPO has not been completed, then the Shareholder shall sell and the Company shall purchase all of the Shares then owed by the Shareholder at a price per share equal to the Alternative
Repurchase Price.

               (c) If a Triggering Event occurs prior to June 1, 2001 and as of the date of such Triggering Event an IPO has been completed, then:

                    (i) The Shareholder shall sell and the Company shall purchase that percentage of the Shares indicated below opposite the applicable date at a price per share equal to the Basic Repurchase
          Price:


          Triggering Event Occurs            Percentage of Shares Repurchased
          -----------------------            --------------------------------
          Prior to 5/31/99                                100%
          6/01/99 to 5/31/00                              66 2/3%
          6/01/00 to 5/31/01                              33 1/3%
          After 6/01/01                                   0%

                    (ii) All sums payable by the Company to Shareholder as part of the purchase price for Shares pursuant to Section 6(c)(i) shall be retained by the Company and applied to the repayment of principal payable under the Purchase Note, and the remaining outstanding balance of principal, if any, due under the Purchase Note, plus all accrued and unpaid interest thereunder shall be forgiven, canceled and discharged.

               (d) If a Triggering Event occurs on or after June 1, 2001 and as of the date of such Triggering Event an IPO has been completed, then Company is not required or entitled to purchase and the Shareholder is not required or entitled to sell any Shares to the Company.

               (e) If as of midnight on an "Applicable Date" indicated below no Triggering Event has occurred, then that percentage of the accrued interest and original principal amount otherwise due under the Purchase Note which is set forth opposite such "Applicable Date" under the column entitled "Percentage Forgiven" shall be automatically forgiven, canceled and discharged:


               Applicable Date               Percentage Forgiven
               ---------------               -------------------
               5/31/99                             33 1/3%
               5/31/00                             33 1/3%
               5/31/01                             33 1/3%

               (f) For purposes of assisting the Shareholder to pay a portion of his tax liability arising out of the cancellation of indebtedness pursuant to
Section 6(e) above, at any time within thirty (30) days after an Applicable Date, Shareholder may by written notice delivered to the Company elect to sell to the Company and cause the Company to repurchase, for a per share purchase price equal to the Alternative Repurchase Price, not more than that number of Shares which when multiplied by the Alternative Repurchase Price would equal twenty-five percent (25%) of the amount of principal indebtedness forgiven on the immediately preceding Applicable Date pursuant to Section 6(e) above; provided and on condition that no Triggering Event shall have occurred prior to the date on which such purchase of Shares is consummated.

               (g) The Company's obligations under this Agreement to purchase any Shares is subject to any prohibitions on the purchase of Shares by the Company under applicable law or any agreement binding on the Company. Company and Shareholder agree that Company shall purchase the Shares on a date specified by Company, which shall not be later than 90 days after the date of the Triggering Event. Notwithstanding the foregoing, if the Company is prohibited from purchasing the Shares by applicable law or by any contract or agreement binding on the Company, including without limitation any loan agreement, the Company will purchase the Shares as soon as practicable after it determines in good faith that it is legally and contractually permitted to do so. The purchase price for the Shares shall be paid by the Company, in its sole and absolute discretion, either in cash or by delivery of a non-transferable promissory note in the form of Exhibit C hereto (the "Note"); provided, however, that if termination of employment is due to Executive's death, the balance of the purchase price shall be paid in cash. The Note shall bear simple interest at Bank of America's reference rate as of the date hereof and may be for term of up to five years. The Note shall be paid in equal annual installments of principal plus all accrued and unpaid interest on the total principal amount. Subject to the preceding sentence, the actual term of the Note will be determined in the sole and absolute discretion of the Company. The indebtedness evidenced by the Note, both principal and interest, shall be subordinated and junior, to the extent set forth in the next sentence, to all indebtedness of the Company, both principal and interest (accrued and accruing thereon both before and after the date of filing a petition in any bankruptcy, insolvency, reorganization or receivership proceedings, whether or not allowed as a claim in such case or proceeding) in respect of borrowed money, whether outstanding on the date of the Note or thereafter created, incurred or assumed (collectively, the "Senior Debt"); provided, that such Senior Debt shall not include any obligation of the Company under the Executive Participation Program to repurchase shares of its common stock. Upon the maturity of any of the Senior Debt by lapse of time, acceleration or otherwise, all principal of, and interest on, all such matured Senior Debt shall first be paid in full before any payment is made by the Company on account of principal of, or interest on, the Note.

               (h) In addition to all of the restrictions on transfer and other provisions contained in this Agreement, Shareholder agrees to be bound by and adhere to the "Additional Transfer Restrictions" with respect to all of the Shares and agrees that the Shares shall be subject to such "Additional Transfer Restrictions", if any. For purposes of this subparagraph (h), the term "Additional Transfer Restrictions" shall mean those restrictions applicable to the transferability or liquidity of shares of the common stock of the Company (including, without limitation, holdbacks, lock-ups, volume restrictions, claw-backs and other similar provisions, however formulated) which at least a majority of the number of shareholders of the Company hereafter agree to, approve or adopt or otherwise become bound by. In this regard, Shareholder agrees to promptly and timely take such action, and execute and deliver such documents (including, without limitation, agreements containing terms and conditions pertaining to the Additional Transfer Restrictions that are substantially similar to the terms and conditions contained in agreements executed by at least a majority of the number of shareholders of the Company), as from time to time may be reasonably requested by the Company in order to confirm or evidence Shareholder's agreement to be bound by and adhere to the Additional Transfer Restrictions.

          7.   ASSIGNMENT OF PURCHASE RIGHTS. The Company may assign, in whole
               -----------------------------
or part, its right to purchase the Shares under this Agreement to a designee(s).

          8.   PRESENTLY OWNED AND AFTER-ACQUIRED SHARES. The Shareholder agrees
               -----------------------------------------
that the terms and conditions of this Agreement shall be binding upon him or her as to any shares of Common Stock of the Company which Shareholder owns as of the date hereof or which may hereafter be acquired by the Shareholder, without further action.

          9.   CHANGE IN MARITAL STATUS. In the event that the Shareholder's
               ------------------------
marital status is altered by dissolution or divorce or by the death of the Shareholder's spouse, any interest of his or her former spouse, whether as community property or as a result of a property settlement agreement, a divorce decree or other legal proceeding, may be purchased by the Company and shall be sold by the Shareholder's former spouse or his or her estate according to the provisions of this Agreement. The Shareholder agrees to notify the Company of any change in marital status, including, without limitation, marriage, dissolution of marriage, divorce or death of spouse, within 10 business days of said event. The Shareholder agrees to cause any spouse who has not signed a consent to this Agreement in the form of Exhibit D to do so at the time notice is given to the Company under this Section.

          10.  AMENDMENT. No change, amendment or modification of this
               ----------
Agreement shall be valid unless it is in writing and signed by the Company and the Shareholder.

          11.  REMEDIES. The Shares cannot be readily purchased or sold in the
               --------
open market and, for that reason, among others, the parties will be irreparably damaged in the event the agreements contained herein are not specifically enforced. If any dispute arises concerning the transfer of any Shares, an injunction may be issued restraining any such transfer pending the determination of such controversy. In the event of any controversy, such rights or obligations shall be enforceable in a court by a decree of specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have. The provisions of this Agreement are for the benefit of the Company and the Shareholder and may be enforced by either of them.

          12.  AGREEMENT AVAILABLE FOR INSPECTION. An original copy of this
               ----------------------------------
Agreement, together with all amendments, duly executed by the Company and the Shareholder, shall be delivered to the Secretary of the Company and maintained by him or her at the principal executive office of the Company and shall be available for inspection by any person requesting to see it.

          13.  ADDITIONAL DOCUMENTS. The parties hereto agree to sign all
               --------------------
necessary documents and take all other actions necessary to carry out the provisions of this Agreement.

          14.  NO ASSIGNMENT OF RIGHTS OR DELEGATION OF DUTIES BY EXECUTIVE;
               ------------------------------------------------------------
ASSIGNMENT BY COMPANY. Shareholder's rights and benefits under this Agreement
---------------------
are personal to him and therefore (i) no such right or benefit shall be subject to voluntary or involuntary alienation, assignment or transfer; and (ii) Shareholder may not delegate his duties or obligations hereunder. The Company may, without the consent of any other party hereto, assign its rights and delegate its duties under this Agreement to any Person which acquires all or substantially all of the assets of the Company, either through a purchase of such assets, by merger, consolidation or otherwise.

          15.  PREPARATION OF AGREEMENT. It is acknowledged by each party that
               ------------------------
such party either had separate and independent advice of counsel or the opportunity to avail itself or himself of separate and independent legal counsel. Specifically, Shareholder understands and acknowledges that the law firm of Morrison & Foerster LLP, is not legal counsel to the Shareholder. In light of these and other relevant facts it is further acknowledged that no party shall be construed to be solely responsible for the drafting hereof, and therefore any ambiguity shall not be construed against any party as the alleged draftsman of this Agreement.

          16.  INTERPRETATION.
               --------------

               16.1 Entire Agreement/No Collateral Representations. Each party
                    ----------------------------------------------
expressly acknowledges and agrees that this Agreement and the KFI/Singh
Agreement: (i) are the final expression of the parties agreements with respect to the subject matter hereof and thereof and are the complete and exclusive statements of the terms of such agreement; (ii) supersedes any prior or contemporaneous agreements, promises, assurances, guarantees, representations, understandings, conduct, proposals, conditions, commitments, acts, course of dealing, warranties, interpretations or terms of any kind, oral or written (collectively and severally, the "Prior Agreements"), and that any such Prior Agreements are of no force or effect except as expressly set forth herein and therein; and (iii) may not be varied, supplemented or contradicted by evidence of Prior Agreements. Any agreement hereafter made shall be ineffective to modify, supplement or discharge the terms of this Agreement, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the modification or supplement is sought.

               16.2 Waiver. No breach of any agreement or provision herein
                    ------
contained, or of any obligation under this Agreement, may be waived, nor shall any extension of time for performance of any obligations or acts be deemed an extension of time for performance of any other obligations or acts contained herein, except by written instrument signed by the party to be charged or as otherwise expressly authorized herein. No waiver of any breach of any agreement or provision herein contained shall be deemed a waive of any preceding or succeeding breach thereof, or a waiver or relinquishment of any other agreement or provision or right or power herein contained.

               16.3 Severability. If any term or provision of this Agreement or
                    ------------
the application thereof to any Person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws effective during the term of this Agreement, then and, in that event: (i) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Agreement, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable, and (ii) the remaining part of this Agreement (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby and shall continue in full force and effect to the fullest extent provided by law.


               16.4 No Third Party Beneficiary. The parties specifically disavow
                    --------------------------
any desire or intention to create any third party beneficiary obligations, and specifically declare that no third party shall have any rights hereunder or any right of enforcement hereof.

               16.5 No Reliance Upon Prior Representation. The parties
                    -------------------------------------
acknowledge that no other party has made any oral representation or promise which would induce them prior to executing this Agreement to change their position to their detriment, partially perform, or part with value in reliance upon such representation or promise; the parties acknowledge that they have taken such action at their own risk; and the parties represent that they have not so changed their position, performed or parted with value prior to the time of their execution of this Agreement.

               16.6 Headings; References; Incorporation; Gender. The headings
                    -------------------------------------------
used in this Agreement are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Agreement or any provision hereof. References to this Agreement shall include all amendments or renewals thereof. All cross-references in this Agreement, unless specifically directed to another agreement or document, shall be construed only to refer to provisions within this Agreement, and shall not be construed to be referenced to the overall transaction or to any other agreement or document. Any exhibit referenced in this Agreement shall be construed to be incorporated in this Agreement. As used in this Agreement, each gender shall be deemed to include the other gender, including neutral genders or genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires.

          17.  ENFORCEMENT.
               -----------

               17.1 Applicable Law. This Agreement and the rights and remedies
                    --------------
of each party arising out of or relating to this Agreement (including, without limitation, equitable remedies) shall be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles thereof) of the State of California, as if this agreement were made, and as if its obligations are to be performed, wholly within the State of California.

               17.2 Consent to Jurisdiction; Service of Process. Any action or
                    -------------------------------------------
proceeding arising out of or relating to this Agreement shall be filed in and heard and litigated solely before the state courts of California located within the County of Los Angeles. Each party generally and unconditionally accepts the exclusive jurisdiction of such courts and to venue therein, consents to the service of process in any such action or proceeding by certified or registered mailing of the summons and complaint in accordance with the notice provisions of this Agreement, and waives any defense or right to object to venue in said courts based upon the doctrine of "Forum Non Conveniens". Each party irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

               17.3 Attorneys' Fees and Costs. If any party institutes or should
                    -------------------------
the parties otherwise become a party to any Action Or Proceeding based upon or arising out of this Agreement including, without limitation, to enforce or interpret this Agreement or any provision hereof, or for damages by reason of any alleged breach of this Agreement or any provision hereof, or for a declaration of rights in connection herewith, or for any other relief, including equitable relief, in connection herewith, the Prevailing Party in any such Action Or Proceeding, whether or not such Action Or Proceeding proceeds to final judgment or determination, shall be entitled to receive from the non-Prevailing Party as a cost of suit, and not as damages, all Costs And Expenses of prosecuting or defending the Action Or Proceeding, as the case may be, including, without limitation, reasonable Attorneys' And Other Fees.

          18.  NOTICES. Any notice, approval, disapproval, consent, waiver, or
               -------
other communication (collectively, "Notices") required or permitted to be given under this Agreement shall be in writing and shall be delivered personally or mailed, certified or registered United States mail, postage prepaid, return receipt requested, or sent by Federal Express or other reliable overnight carrier for next business day delivery, or by fax. All Notices shall be deemed delivered

(a) if personally served, when actually delivered to the address of the person to whom such Notice is given, (b) if sent via Federal Express or other overnight courier for next business day delivery, one (1) business day following the date on which the Notice is given to Federal Express or other overnight courier, (c) if by mail, three (3) days following deposit in the United States mail, or (d) if by fax, when the transmitting telecopier machine has confirmed that the Notice has been completed or sent without error. All Notices shall be addressed to the party to whom such Notice is to be given at the party's address set forth below or as such party shall otherwise direct by Notice sent pursuant to this
Section 18:

     If Company:         Korn/Ferry International
                         1800 Century Park East, Suite 900
                         Los Angeles, California 90067
                         Attention: Peter L. Dunn, Vice Chairman
                         Telephone: (310) 843-4100
                         Telecopier: (310) 553-8640

     With a copy to:     Michael C. Cohen, Esq.
                         Morrison & Foerster LLP
                         555 West Fifth Street, 35th Floor
                         Los Angeles, California 90013
                         Telephone: (213) 892-5404
                         Telecopier: (213) 892-5454

     If to Shareholder:  Mr. Man Jit Singh
                         1050 Brooklawn Drive
                         Los Angeles, CA 90077
                         Telephone: (310) 278-1572
                         Telecopier: (310) 278-1572


     With a copy to:     Paul H. Irving, Esq.
                         Manatt, Phelps & Phillips LLP
                         11355 W. Olympic Boulevard
                         Los Angeles, CA 90064
                         Telephone: (310) 312-4000
                         Telecopier: (310) 312-4224

          19.  COUNTERPARTS. This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, and all of which together shall constitute one and the same instrument, binding on all parties hereto. Any signature page of this Agreement may be detached from any counterpart of this Agreement and re-attached to any other counterpart of this Agreement identical in form hereto by having attached to it one or more additional signature pages.

           IN WITNESS, WHEREOF, the parties have executed this Agreement.


                                        SHAREHOLDER


                                        By:  /s/ Man Jit Singh
                                             -----------------------------------
                                             Name:  MAN JIT SINGH
                                                    ----------------------------

                                        KORN/FERRY INTERNATIONAL,
                                        a California corporation


                                        By:  /s/ Peter L. Dunn
                                             -----------------------------------
                                                  Peter L. Dunn, Vice Chairman

                                   EXHIBIT A

                         IRREVOCABLE STOCK ASSIGNMENT


          For good and valuable consideration pursuant to Section 6 of that certain Stock Repurchase Agreement between the undersigned and Korn/Ferry International, the undersigned hereby sells, assigns and transfers to ___________________________________________ shares of common stock of Korn/Ferry
International, represented by Certificate No(s). ________________ standing in the name of the undersigned on the books of said company.



                                        By: /s/ Man Jit Singh
                                           -----------------------------
                                        Name:  Man Jit Singh

                                        Dated: ______________, 19__


WITNESS:


By: /s/ Seirla Singh
    ----------------------------
Name:   SEIRLA SINGH
       -------------------------
Dated: _______________, 19____

                                   EXHIBIT B

                                    RECEIPT


          Korn/Ferry International, a California corporation (the "Company"), hereby acknowledges that it has received and is holding as custodian on behalf of __________________________________, an officer of the Company ("Executive"),
__________ shares of Company Common Stock (the "Shares"), represented by certificate(s) number ___________, ___________ and ___________ issued on
_____________________, 19 ___ in the name of Executive (copies of which are attached hereto), together with an Irrevocable Stock Assignment executed by Executive (the "Stock Assignment"). The Shares and the Stock Assignment are being held by the Company pursuant to and in accordance with the terms of that certain Stock Repurchase Agreement between the Company and Executive.

                                        KORN/FERRY INTERNATIONAL



                                        By:  __________________

                                             Name: ____________

                                             Title: ___________



Dated: ______________, 19__

                                   EXHIBIT C

                           KORN/FERRY INTERNATIONAL
                 NON-TRANSFERABLE SUBORDINATED PROMISSORY NOTE

$___________                                                      _________,19__


          FOR VALUE RECEIVED, the undersigned, KORN/FERRY INTERNATIONAL, a California corporation (the "Company") hereby promises to pay to the order of___________________________________________ ("Payee") the principal sum of
________________________ dollars ($____________), plus interest on the unpaid balance thereof at the rate of_____% per annum [reference rate of Bank of America on the date hereof].

     Payments of principal and interest hereunder shall be in lawful money of the United States of America and shall be payable in ______________ (____) annual payments, the first such payment to be made on ____________, 19__, and the final such payment to be made on _____________, 19__. Interest shall be simple interest and shall be paid on the basis of a 360-day year and a 30-day month.

          Principal and interest on this note are payable, at __________________ _____________________________________, or such other place as Payee shall designate in writing for such purpose at least five business days in advance of the applicable payment date. Principal and interest on this note may be prepaid at any time, in whole or in part, without premium or penalty. The timely tender of any payment of principal or interest on this note shall be deemed to have been made if a check for such payment is mailed two business days before the day such payment is due.

          If any payment of principal or interest on this note shall be due on a Saturday, Sunday or legal holiday under the laws of the State of California, or any other day on which banking institutions in the City of Los Angeles are obligated or authorized by law or executive order to close, such payment shall be made on the next succeeding business day in California, and any such extended time shall not be included in computing interest in connection with such payment.

          The indebtedness evidenced by this note, both principal and interest, is subordinated and junior to the extent set forth in Section 6 of that certain Stock Repurchase Agreement dated as of_________________ between the Company and Payee.

          Payee shall not sell, assign or otherwise transfer or dispose of all or any part of this note to any person, partnership, corporation, firm or other entity, except with the prior written consent of the Company.

          This note is made and delivered in California and shall be governed, construed and enforced according to the laws of the State of California.



                                   KORN/FERRY INTERNATIONAL



                                   By:  __________________________

                                        Name: ____________________

                                        Title: ___________________

                                   EXHIBIT D

                       CONSENT OF SPOUSE OF SHAREHOLDER


          The undersigned, being the spouse of the Shareholder, Man Jit Singh,
                                                                -------------
who has signed the foregoing Agreement, hereby acknowledges that he or she has read and is familiar with the provisions of said Agreement including but not limited to Section 9 herein and agrees to be bound thereby and join therein to the extent, if any, that his or her agreement and joinder may be necessary. The undersigned hereby agrees that the Shareholder may join in any future amendment or modifications of the Agreement without any further signature, acknowledgment, agreement or consent on his or her part; and the undersigned hereby further agrees that any interest which he or she may have in the shares of common stock of the Company held by Shareholder shall be subject to the provisions of this Agreement.


                                      By: /s/ Seirla Singh
                                          ------------------------------

                                      Name:   SEIRLA SINGH
                                          -------------------------------

                                      Dated: as of December 1, 1997
                                             ---------------------------